UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 28, 2018
COMMERCEHUB, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37840	81-1001640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Fuller Road, 6th Floor
Albany, New York 12203
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code: (518) 810-0700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02. Results of Operations and Financial Condition
On February 28, 2018, CommerceHub, Inc. (the “Company”) issued a press release (the “Earnings Release”) disclosing information regarding the Company’s results of operations for the three months and full year ended December 31, 2017, the Company’s financial condition as of December 31, 2017 and certain other financial and operating information.
This Item 2.02 and the Earnings Release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for any purpose.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Name
99.1	Press Release, dated February 28, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 28, 2018
COMMERCEHUB, INC.

By:     /s/ MICHAEL TRIMARCHI
Name:    Michael Trimarchi
Title:    Chief Financial Officer, Chief Commercial Officer
    and Treasurer

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